UNLIMITED GUARANTY

TO:  Boyle Leasing Technologies, Inc.
     950 Winter Street
     Walt ham, MA 0215

In consideration of Boyle Leasing Technologies, Inc.(hereinafter called
BLT)extending credit or otherwise in its discretion giving time. financial or other accommodations to Cooperative Images, Inc., and Elective Investments, Inc. (hereinafter) collectively called tile "Borrower"), the undersigned (hereinafter called the "Guarantor") hereby unconditionally guarantees to BLT that: (a) the Borrower will duly and punctually pay or perform, at the place specified therefore, all indebtedness, obligation; and liabilities, direct or indirect, matured or unmatured, primary or secondary, certain or contingent, of the Borrower to BLT now or hereafter cowing or incurred (including without limitation costs and expenses incurred by BLT in attempting to collect or enforce any of the foregoing) which are chargeable to the Borrower either by law or under the terms or BLT's arrangements with the Borrower accrued in each case to the date of payment hereunder (collectively the "Obligations" and individually an "Obligation"); and (b) if there is an agreement or instrument evidencing or executed and delivered in connection with any Obligation, the Borrower will perform in all other respect strictly in accordance with the terms thereof.

This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that BLT first attempt to collect any of the Obligations from the Borrower or any other party primarily or secondarily liable with respect thereto or resort to any security or other means of obtaining payment of any of the Obligations which BLT now has or may acquire after the date hereof, or upon any other contingency whatsoever.

Upon any default by the Borrower in the full and punctual payment and performance of any of the Obligations, the liabilities and obligations of the Guarantor hereunder shall, at the option of BLT, become forthwith due and payable to BLT without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by BLT on any number of occasions.

The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to BLT forthwith upon demand, in funds immediately available to BLT, all costs and expenses (including court costs and legal expenses) incurred or expended by BLT in connection with this Guaranty and the enforcement hereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment at the usual rate charged by BLT in similar circumstances.

The liability of the Guarantor hereunder shall be unlimited in amount.

The obligations of the Guarantor under this Guaranty shall continue in full, force and effect /until BLT shall have received from the Guarantor written notice of the Guarantors intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall affect the liability of the Guarantor hereunder with respect to any Obligations incurred by Borrower to BLT or with respect to which BLT has become committed prior to the receipt of such notice. In the event of any such discontinuance of this Guaranty, all checks, drafts, notes, instruments (negotiable or otherwise) and writings drawn or made by or for the account of the Borrower on BLT or any of its agents purporting to be dated on or before t he date such discontinuance is received by BLT, although presented to and paid or accepted by BLT after that date, shall form part of the Obligations. No such notice shall be effective unless sent postage pre-paid to an officer of BLT at its Headquarters.

The Guarantor grants to BLT, as security for the full and punctual payment rend performance of the Guarantor's obligations hereunder, a continuing lien on tend security interest in all securities or other property belonging to the Guarantor now or hereafter held by BLT

BLT shall be at liberty, without giving notice to or obtaining the assent of the Guarantor, and without relieving the Guarantor of any liability hereunder, to deal with the Borrower and with each other party who now is or after the date hereof becomes liable in any manner for any of the obligations, in such manner as BLT in its sole discretion deems fit, and to this end the Guarantor gives to BLT full authority in its sole discretion to do any or all of the following things: (a) extend credit, make loans and afford other financial accommodations to the Borrower at such time, in such amount; and on such terms as BLT may approve; (b) vary the terms and grant extensions or renewals of any present or future indebtedness or obligation, to BLT of the Borrower or of any such party; (c) grant time, waivers and other indulgences in respect thereto;
(d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which BLT now has acquires after the date hereof; (e) accept partial payments from the Borrower or any such party; (f) release or discharge, wholly or partially, any endorser or guarantor; and (g) compromise or make any settlement or other arrangement with the Borrower or any such other party.

If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become unrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on tile Guarantor to the same extent as if tile Guarantor at all times had been the principal debtor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. Notwithstanding any payment by the Borrower to BLT of the whole or any portion of the Obligations, if BLT be required to pay any amount so paid to BLT to a Trustee in Bankruptcy of the Borrower, the Guarantor shall remain liable for any sums so paid to said Trustee.

The Guarantor waives notice of acceptance hereof, notice of any action taken or omitted by BLT in reliance hereon, and any requirement that BLT be diligent or prompt in making demands hereunder, giving notice to any default by the Borrower or asserting any other right of BLT hereunder. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available in respect of the Guarantor's Obligations hereunder by virtue of any homestead exception, statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

The Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by BLT) or by any means or on any other ground, claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower or. in proceedings under the Bankruptcy Code or insolvency proceedings of any nature, prove in competition with BLT in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrower or the benefit of any other security for any Obligation which. now or hereafter, BLT may hold or in which it may have any share or have any right. of subrogation, reimbursement or indemnity or right of recourse to any security which BLT may have or hold with respect to the Obligations

Guarantor agrees that Guarantor shall not have, and hereby expressly waives:
(1) any right to subrogation or indemnification, and other right to payment from or reimbursement by Borrower in connection with or as a consequence of any payment made by Guarantor hereunder, (2) any right to enforce any right or remedy which BLT has or may hereafter have against Borrower, and (1) any benefit of, and any right to participate in: (a) any collateral now or hereafter held by BLT, or (b) any payment to BLT by, or collection by BLT from Borrower.

Any demand on or notice to the Guarantor shall be in writing and shall be effective when handed to the Guarantor or left at or mailed to the Guarantor's usual or last-known address.

No provision of this Guaranty can be changed, waived or discharge except by an instrument in writing signed by BLT and the Guarantor expressly referring to the provision of this Guaranty to which such instrument relates, and no such waiver shall extent to, affect, or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of BLT in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

This Guaranty has been made in, and shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the obligations, rights and remedies of the parties hereunder shrill be determined in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any conflicts of laws provisions and shall take effect as an instrument under seal.. ANY LEGAL ACTION 0R PROCEEDING WITH RESPECT TO THIS GUARANTY SHALL BL BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COMMONWEALTH OF MASSACHUSETTS EXCLUSIVELY AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTIES IRREVOCABLY CONSENT EACH FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THOSE, COURTS.

THE PARTIES IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS Of FORUM NON CONVENIENS WHICH EITHER MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO, AND AGREE THAT ANY FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE PARTIES WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF THIS GUARANTY. This Guaranty and shall inure to the benefit of BLT and its successors in title and assigns, and shall be binding on the Guarantor and the Guarantor's heirs, assigns and legal representatives.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty or has caused this Guaranty to be executed on its behalf by an officer or other person thereunto duly authorized on the 5th day of August , 1997.

WITNESS By: /S/ Gerard A. Powell
           ---------------------
           Gerard A. Powell, Individually